Exhibit 99.1
                                                                    ------------


May 27, 2005


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Gentlemen:

We have read Item 4 of Form 8-K dated May 27, 2005 of Capital Alliance Income Trust Ltd., A Real Estate Investment Trust and are in agreement with the statements contained in paragraphs (a) - (d) therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

                                  /s/Novogradac & Company LLP

San Francisco, California